EXHIBIT 99.4

                            The Assignment Agreement

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                                                                    Exhibit 99.4

                              ASSIGNMENT AGREEMENT


      ASSIGNMENT AGREEMENT, dated as of December 29, 2006 ("Assignment Agreement"), among UBS REAL ESTATE SECURITIES, INC. ("Assignor"), THE BANK OF NEW YORK, NOT IN AN INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE OF THE SUPPLEMENTAL INTEREST TRUST FOR CWALT, INC., ALTERNATIVE LOAN TRUST 2006-43CB ("Assignee"), pursuant to a Pooling and Servicing Agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement") among CWALT, Inc., as depositor, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and Assignee, as trustee, and UBS AG, LONDON BRANCH ("Remaining Party").

                              W I T N E S S E T H:
                              - - - - - - - - - --

      WHEREAS, effective as of December 29, 2006 Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under those certain Transactions (the "Assigned Transactions") as evidenced by a certain confirmation with a Trade Date of November 9, 2006 whose UBS AG, LONDON BRANCH reference number is 37501783 and a certain confirmation with a Trade Date of November 10, 2006 whose UBS AG, LONDON BRANCH reference number is 37503107 (each, a "Confirmation" and collectively, the "Confirmations"), copies of which are attached hereto as Exhibit I (each of which, upon assignment to the Assignee hereunder shall be rebooked with the Assignee as the Counterparty and with reference numbers 37539332 and 37539345, respectively);

      WHEREAS, Assignor and Remaining Party executed and delivered the Confirmations in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

      WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transactions and the Confirmations, including any modifications that may be agreed to by Assignee and Remaining Party; and

      WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Assignment and Assumption. Effective as of and from December 29, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transactions and the Confirmations arising on or after the Effective Date.

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      2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transactions and the Confirmations, and Assignor hereby terminates its rights under and in respect of the Assigned Transactions; provided, that such release shall not affect Assignor's obligation to pay each Fixed Amount (Premium) in accordance with the terms of the Assigned Transactions and the Confirmations.

      3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) the sole recourse in respect of the obligations of Assignee hereunder and under the Assigned Transactions shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement and not in its individual capacity; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transactions, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party; provided, however, that nothing in this paragraph shall relieve BNY from performing its duties and obligations under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein.

      4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transactions pursuant to this Assignment Agreement.

      5. Governing Agreement. The Assigned Transactions and the Confirmations shall form a part of, and be subject to, the Master Agreement (Multicurrency - Cross Border) (the "ISDA Form") in the form published by the International Swaps and Derivatives Association, Inc. ("ISDA"), as if Assignee and Remaining Party had executed such an agreement (but without any Schedule except for the election of the laws of the State of New York as the governing law, United States Dollars as the Termination Currency and such other elections as provided in the Confirmations) on the trade date of the first Transaction between Assignee and Remaining Party (the "Assignee Agreement"). The Confirmations, together with all other documents referring to the ISDA Form confirming transactions entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form.

      6. Additional Provision. As of the Effective Date, Asignee and Remaining Party hereby agree that the Confirmations and thus the Assigned Transactions are each hereby amended as follows:

      (a) The following additional provision shall be added as an "Additional Provision" number (xxx):

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                  "Regulation AB Compliance. UBS AG and Counterparty agree that the terms of the Item 1115 Agreement dated as of December 27, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWALT, Inc., CWMBS, Inc., CWHEQ, Inc. and UBS AG, London Branch shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

      (b) The Item 1115 Agreement dated as of December 27, 2006, between Countrywide Home Loans, Inc., CWABS, INC., CWALT, Inc., CWMBS, Inc., CWHEQ, Inc. and UBS AG, London Branch, a copy of which is attached hereto as Exhibit II, shall be added as Annex A.

      7. Representations. Each party hereby represents and warrants to the other parties as follows:

      (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

      (b)   It has the power to execute and deliver this Assignment Agreement;
            and

      (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

      As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmations and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

      8. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transactions prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transactions on or after the Effective Date.

      9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transactions, the addresses for notices or communications are as follows: (i) in the case of Assignor, UBS Real Estate Securities Inc., 1285 Ave Of Americas, New York, New York 10019, Attention: Lima Ekram, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, New York, New York 10286,
Attention: Corporate Trust MBS Administration, CWALT, Series 2006-43CB or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in

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the case of Remaining Party, UBS AG, London Branch, Finsbury Avenue, London,
EC2M 2PP or such other address as may be hereafter furnished in writing to Assignor and Assignee.

      11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transactions shall be made by wire transfer according to the following instructions:

      The Bank of New York
      New York, NY
      ABA # 021-000-018
      GLA # 111-565
      For Further Credit:  TAS A/C 501673
      Attn: Matthew Sabino 212-815-6093
      Fax:  212-815-3986

      12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, the parties hereto have executed this Assignment
Agreement as of the date first above written.

                                            UBS REAL ESTATE SECURITIES, INC.



                                            By: /s/ Agnes Teng
                                                --------------
                                            Name:   Agnes Teng
                                            Title:  Associate Director


                                            UBS REAL ESTATE SECURITIES, INC.



                                            By: /s/ Sameer Tikoo
                                                ----------------
                                            Name:   Sameer Tikoo
                                            Title:  Associate Director


                                            THE BANK OF NEW YORK, NOT IN AN
                                            INDIVIDUAL CAPACITY, BUT AS TRUSTEE
                                            FOR THE SUPPLEMENTAL INTEREST TRUST
                                            FOR CWALT, INC., ALTERNATIVE LOAN
                                            TRUST 2006-43CB



                                            By: /s/ Matthew Sabino
                                                ------------------
                                            Name:   Matthew Sabino
                                            Title:  Assistant Treasurer


                                            UBS AG, LONDON BRANCH



                                            By: /s/ Stephen A. Thatcher
                                                -----------------------
                                            Name:   Stephen A. Thatcher
                                            Title:  Director and Counsel
                                                    Region Americas Legal
                                                    Fixed Income Section

                                            UBS AG, LONDON BRANCH



                                           By: /s/ Raha Ramezahi
                                                -----------------------
                                            Name:   Raha Ramezahi
                                            Title:  Director
                                                    Region Americas Legal
                                                    Fixed Income Section

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